Supplement dated June 27, 2024
to the Summary Prospectus, as supplemented (as applicable) of each of the following funds:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Balanced Fund	1/1/2024
Columbia Contrarian Core Fund	1/1/2024
Columbia Emerging Markets Fund	1/1/2024
Columbia Global Technology Growth Fund	1/1/2024
Columbia Greater China Fund	1/1/2024
Columbia International Dividend Income Fund	1/1/2024
Columbia Select Mid Cap Growth Fund	1/1/2024
Columbia Small Cap Growth Fund	1/1/2024
Columbia Strategic Income Fund	1/1/2024
Columbia Funds Series Trust II
Columbia Emerging Markets Bond Fund	1/1/2024
Columbia Integrated Large Cap Growth Fund	1/1/2024
Columbia Integrated Large Cap Value Fund	1/1/2024
Columbia Integrated Small Cap Growth Fund	1/1/2024
Columbia Pyrford International Stock Fund	1/1/2024
Columbia Ultra Short Duration Municipal Bond Fund	1/1/2024
The Board of Trustees of the funds (each, a Fund, and collectively, the Funds) recently approved the conversion of all Class Advisor (Class Adv) shares of a Fund to Class Institutional (Class Inst) shares of the same Fund and the subsequent elimination of Class Adv as a share class of any Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP000_00_151_(06/24)